UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 19, 2009
 (Date of Earliest Event Reported)

Shrink Nanotechnologies, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	000-52860 (Commission File Number)	20-2197964 (I.R.S. Employer Identification No.)

2038 Corte Del Nogal, Suite 110
Carlsbad, CA  92011
 (Address of principal executive offices)

760-804-8844
 (Registrant's telephone number, including area code)

 (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  5.03.                                Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

Effective as of June 19, 2009, Shrink Nanotechnologies, Inc., a Delaware corporation (the “Company”) adopted Amended and Restated By-Laws (the “Restated By-Laws”), which provide, among other things, for the formation of and delegation of responsibilities to, committees of the Board of Directors, and indemnification of officers and directors.  A copy of the Restated By-Laws are filed herewith as an Exhibit to this Report, the provisions of which are incorporated by reference herein.

 ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

3.2	Amended and Restated By-laws of Shrink Nanotechnologies, Inc., a Delaware Corporation, dated June 19, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHRINK NANOTECHNOLOGIES, INC.

Date: June 19, 2009                                                                                    By:  /s/ Mark L. Baum, Esq.
Name:   Mark L. Baum, Esq.
                                                                                                                  Title:  Chief Executive Officer